UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2009

PAYMENT DATA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12500 SAN PEDRO, SUITE 120, SAN ANTONIO, TEXAS	78216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 249-4100

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On August 29, 2008, Tara Patrick p/k/a Carmen Electra, commenced legal action against us in the Superior Court of the State of California for the County of Los Angeles. On October 7, 2008, we removed that case to the United States District Court for the Central District of California – Los Angeles Division. With respect to the suit, the plaintiff alleged that we violated her rights of publicity and breached the terms of its license agreement with her. The plaintiff alleged and sought resulting economic, exemplary and punitive damages, interest, attorneys' fees and costs of court. On November 14, 2008, we filed a counterclaim against Ms. Patrick in the United States District Court for the Central District of California – Los Angeles Division alleging that she breached the terms of our license agreement with her. We alleged and sought to recover damages arising from her breach of the agreement.

On September 15, 2009, we entered into a settlement agreement with Ms. Patrick. Under the terms of the settlement, both parties dismissed the pending litigation, with prejudice, and released all claims against each other. Additionally, we agreed to pay $6,000 to Ms. Patrick and $500 to a charity of her choosing and she agreed to return all 735,295 shares of our common stock held by her to us. We believe the terms of this settlement to be a reasonable resolution of this matter. We will not incur any additional expenses associated with this litigation.

This report contains forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking  statements.  You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including our ability to implement our business plan, our ability to raise additional funds and manage our substantial debts, consumer acceptance of our products, our ability to broaden our customer base, and other risks described in our reports filed with the Securities and Exchange Commission from time to time. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Payment Data Systems, Inc.
(Registrant)
Date September 21, 2009

/s/ Michael R. Long
(Signature)
Michael R. Long
Chief Executive Officer and Chief Financial Officer